UTC NORTH AMERICAN FUND, INC.
FILE NO. 33-37426

Supplement dated July 1, 2009 to
Prospectus April 27, 2009

Change in Portfolio Manager:

        Jamela Akinlana and Sean Achong have been the portfolio managers for the UTC North American Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s assets. Effective June 9, 2009, Jamela Akinlana resigned from her position as a portfolio manager for the Fund. Sean Achong will continue to serve as portfolio manager and will be responsible for the day-to-day management of the Fund’s assets. Accordingly, the following paragraph amends and replaces the paragraph under the caption “Portfolio Manager” on page 7 of the Prospectus of the Fund:

Crystal Rodriguez serves as President of the Manager and will be responsible for overseeing the management of the Fund. She holds a B.Sc. in Management Studies with a focus on Finance from the University of the West Indies, St. Augustine. She has also successfully completed the first level of the Chartered Financial Analyst (“CFA”) program. She has over four years of investment management experience, with a concentration on U.S. and other international equity securities. Sean Achong is responsible for the day-to-day management of the Fund’s assets and is the Fund’s portfolio manager. Mr. Achong holds a B.Sc. in Banking & Finance from the University of London. He is also currently pursuing level two of the CFA program. Over the last three years, Mr. Achong has held several positions in the investment and commercial banking fields. The Statement of Additional Information provides additional information regarding the portfolio manager’s compensation, other accounts managed by the portfolio manager and his ownership of shares of the Fund.

UTC NORTH AMERICAN FUND, INC.
FILE NO. 33-37426

Supplement dated July 1, 2009 to
Statement of Additional Information April 27, 2009

Change in Portfolio Manager:

        Jamela Akinlana and Sean Achong have been the portfolio managers for the UTC North American Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s assets. Effective June 9, 2009, Jamela Akinlana resigned from her position as a portfolio manager for the Fund. Sean Achong will continue to serve as portfolio manager and will be responsible for the day-to-day management of the Fund’s assets. Accordingly, (i) the caption titled “Portfolio Managers” on Page 20 of the Statement of Additional Information of the Fund is changed to “Portfolio Manager”, (ii) the information regarding Jamela Akinlana in the compensation table under the caption titled “Portfolio Manager” on Pages 20 and 21 of the Statement of Additional Information of the Fund is deleted in its entirety and (iii) the first and second the paragraphs under the caption “Portfolio Manager” on page 20 of the Statement of Additional Information are amended and replaced with the following:

The sole investment adviser to the Fund is the Manager. The portfolio manager to the Fund does not have responsibility for the day-to-day management of accounts other than the Fund.

The portfolio manager is compensated in various forms. The following table outlines the forms of compensation paid to the portfolio manager as of February 27, 2009.